UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2008

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LookSmart, Ltd.

(Exact name of registrant as specified in its charter)

Delaware 000-26357 13-3904355

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(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

625 Second Street, San Francisco, California 94107

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(Address of principal executive offices) (Zip Code)

(415) 348-7000

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Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 5, 2008, LookSmart announced preliminary financial results for the fiscal quarter ending December 31, 2007. A copy of LookSmart's press release announcing the preliminary results is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The press release attached as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business and other matters contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included, among other sections, in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, its quarterly reports on Form 10-Q and its other public filings, which are on file with the SEC and available at the SEC's website (http://www.sec.gov).

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits.

99.1 Text of press release, dated February 5, 2008, entitled "LookSmart Announces Preliminary Fourth Quarter 2007 Financial Results."

SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LookSmart, Ltd.

(Registrant)

February 5, 2008 /s/ Edward West

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Date Edward West

Chief Executive Officer and President